Rule 497(d)


                         FT 415

          Bandwidth Select Portfolio, Series 3
          e-Infrastructure Select Portfolio, Series 2
        Genomics and Proteomics Select Portfolio Series
           Global Technology Select Portfolio Series
      Software Innovations 2000 Select Portfolio, Series 2
         World Wide Wireless Select Portfolio, Series 2
                Bandwidth Portfolio, Series 3
            e-Infrastructure Portfolio, Series 2
          Genomics and Proteomics Portfolio Series
             Global Technology Portfolio Series
        Software Innovations 2000 Portfolio, Series 3
           World Wide Wireless Portfolio, Series 2


     Supplement to the Prospectus dated March 3, 2000

Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units of Genomics and Proteomics Select Portfolio Series or Genomics and Proteomics Portfolio Series which, as a result of a reduction in the aggregate underlying value of the Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initially $.225 per Unit for Genomics and Proteomics Select
Portfolio Series or $.35 per Unit for Genomics and Proteomics Portfolio Series). In such case the maximum sales charge may exceed 3.25% of the Public Offering Price for Genomics and Proteomics Select Portfolio Series or 4.5% of the Public Offering Price per Unit for Genomics and Proteomics Portfolio Series, but in no event will the maximum sales charge exceed 3.75% of the Public Offering Price per Unit for Genomics and Proteomics Select Portfolio Series or 5.50% of the Public Offering Price per Unit for Genomics and Proteomics Portfolio Series.

March 14, 2000